[MHM DRAFT final draft]
[3/31/11]
[Translation]

Filed Document:	SECURITIES REGISTRATION STATEMENT

Filed with:	The Director of Kanto Local Finance Bureau

Filing Date:	March 31, 2011

Name of the Issuer:	Putnam U.S. Government Income Trust

Name and Official Title of	Jonathan S. Horwitz
Representative of Company:	Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square, Boston, Massachusetts
02109 U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-law

Address or Place of Business	Mori Hamada & Matsumoto
of Registration Agent:	Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

U.S. Government Income Trust

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public Offering or	Putnam U.S. Government Income Trust
Sale of Foreign Investment Fund Securities:

Aggregate Amount of Foreign Investment	Up to 1,376.9 million U.S. dollars (JPY113.1
Fund Securities to be Publicly Offered or	billion) for Class M Shares.
Sold:

Note: U.S. amount is translated into Japanese Yen at the rate of U.S.$1.00=JPY82.13 (hereinafter referred to as “Dollar” or “$”), the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd., for buying and selling spot dollars by telegraphic transfer against Japanese Yen on January 31, 2011.

Places where a copy of this Securities	Not applicable.
Registration Statement is available
For Public Inspection:

U.S. Government Income Trust

PART I. INFORMATION ON THE SECURITIES

1. NAME OF FUND

Putnam U.S. Government Income Trust (hereinafter referred to as the “Fund”)

2. NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES

Six classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares and Class Y shares). Registered shares of beneficial interest without par value. Shares may be subscribed additionally.

Class M Shares (hereinafter referred to as the “Shares”) are available for public offering in Japan. As to the Shares, there are no credit ratings which have been provided or made available for inspection by any credit-rating firm due to the request from the issuer of the Fund, or which are to be provided or made available for inspection by any credit-rating firm due o the request from the issuer of the Fund.

3. TOTAL AMOUNT OF ISSUE (OFFERING) PRICE

Up to 1,376.9 million U.S. dollars (JPY113.1 billion) for Class M Shares.

Note 1: Dollar amount is translated, for convenience, at the rate of $1.00 =JPY82.13 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against Japanese Yen on January 31, 2011). The same applies hereinafter.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the “total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4. ISSUE (OFFERING) PRICE

The net asset value per share next calculated on a Fund Business Day after the application for purchase is received by the Fund.

Note: A “Fund Business Day” means a day on which the New York Stock Exchange is open for business.

5. SALES CHARGE

The public offering price means the amount calculated by dividing the net asset value by (1 - 0.0325) and rounded to three decimal places. The sales charge in Japan shall be 3.15% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount which is over the net asset value of the Sales Price shall be retained by Putnam Retail Management Limited Partnership (hereinafter referred to as “Putnam Retail Management”), principal underwriter of the Fund.

U.S. Government Income Trust

6. MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION

The minimum amount for purchase of Shares is 100 Shares, and Shares may be purchased in integral multiples of 100 shares.

7. PERIOD OF SUBSCRIPTION

From April 1, 2011 (Friday) to March 30, 2012 (Friday)

Provided that the subscription is handled only on a Fund Business Day and a business day when the Distributor, defined below, is open for business in Japan.

8. PLACE OF SUBSCRIPTION

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
(hereinafter referred to as “MUMS” or the “Distributor”)
5-2 Marunouchi 2-chome, Chiyoda-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned distributor.

9. DATE OF PAYMENT

Investors shall pay the issue price and sales charge to the Distributor or the sales handling companies within 4 business days in Japan from the day when the Distributor or the sales handling companies confirm the execution of the order (the “Trade Day”). The total issue price for each date of subscription (the “Application Day”) will be transferred by the Distributor to the transfer agent within 4 Fund Business Days (hereinafter referred to as “Payment Date”) from (and including) the Application Day.

10. PLACE OF PAYMENT

Same as the item (8) above.

11. MATTERS CONCERNING TRANSFER AGENCY

Not applicable.

12. MISCELLANEOUS

(1) Deposit for Subscription

None.

(2) Outline of Underwriting, Etc.

a. MUMS undertakes to make a public offering of the Shares in accordance with an agreement dated November 25, 1997 with Putnam Retail Management in connection with the sale of the Shares in Japan.

b. MUMS will execute or forward the purchase orders and repurchase requests relating to the Shares received directly or indirectly through other sales and repurchase handling companies (hereinafter referred to as the “Sales Handling Company”) to the Fund.

U.S. Government Income Trust

Note: “Sales Handling Company” means a financial instruments agent company and/or registration agent financial institution that shall conclude an agreement with the Distributor concerning agency business of shares of the Fund, act as agent for the Distributor for the subscription or repurchase of shares of the Fund from investors, and handle the business concerning receipt of subscription money from investors or the payment of repurchase proceeds to investors.

c. The Fund has appointed MUMS as the Agent Company in Japan.

Note: “Agent Company” shall mean a company that under a contract made with a foreign issuer of investment securities makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers’ Association (“JSDA”) and the Distributor in Japan and renders such other services.

(3) Method of Subscription

Investors who subscribe to Shares shall enter into an agreement with the Distributor or the Sales Handling Company concerning transactions of foreign securities. The Distributor or the Sales Handling Company shall provide to the investors an Agreement Concerning a Foreign Securities Transactions Account and other agreements (“Account Agreement”) and the investors shall submit to the Distributor or the Sales Handling Company an application requesting the opening of a transactions account under the Account Agreement. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by the Distributor or the Sales Handling Company.

The subscription amount shall be paid in dollars to the transfer agent for the Fund by MUMS on the Payment Date.

(4) Investor Profile

The Fund is designed for investors seeking as high a level of current income as Putnam Investment Management, LLC (the “Investment Management Company”) believes is consistent with preservation of capital. The Fund discourages short-term trading activity. It should not be an investor’s sole investment. However, the Fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income. Investors should ask their financial representative for details.

(5) Past Performance

The performance information below gives some indication of the risks associated with an investment in the Fund and why a long term investment horizon is important. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results.

Annual total returns for Shares before sales charges

Annual performance of Class M shares at net asset value

U.S. Government Income Trust

► Best calendar quarter (Q1 2009): 7.87%.

► Worst calendar quarter (Q3 2008): -3.49%

Average Annual Total Returns After Sales Charges (for periods ending 12/31/10)

	Past 1 year	Past 5 years	Past 10 years

Class M before taxes	1.89%	6.57%	5.32%

Barclays Capital GNMA Index	6.67%	6.29%	5.86%
(no deduction for fees, expenses
or taxes)

(6) Costs associated with an investor’s investment

Maximum sales charges (paid directly from an investor’s investment)

This table summarizes the fees and expenses investors may pay if they buy and hold shares of the Fund. An investor may qualify for sales charge discounts if the investor and the investor’s family invest, or agree to invest in the future, at least $100,000 in class A shares (not available in Japan) or $50,000 in class M shares of Putnam Funds.

Shareholder Fees (fees paid directly from an investor’s investment)

Maximum sales charge (load) imposed on purchases (as a percentage	3.25% / 3.40% *
of the offering price)

Maximum deferred sales charge (load) (as a percentage of original	None* *
purchase price or redemption proceeds, whichever is lower)

* Percentage after consumption tax applicable in Japan (3.25% before consumption tax).

** A deferred sales charge of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge outside of Japan.

Annual Fund Operating Expenses
(expenses an investor pays each year as a percentage of the value of the investor’s investment) *

Management	Distribution	Other	Total
Fees	and Service	Expenses	Annual Fund

U.S. Government Income Trust

		(12b-1) Fees		Operating
				Expenses

Class M	0.40%	0.49%+	0.20%	1.09%

* Restated to reflect projected expenses under a management contract effective 1/1/2010.

+ Represents a blended rate.

(7) Example

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that investors invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all their shares at the end of those periods. It assumes a 5% return on an investor’s investment each year and that the Fund’s operating expenses remain the same. An investor’s actual costs may be higher or lower.

	1 year	3 years	5 years	10 years

Class M	$433	$660	$906	$1,611

(8) Offerings other than in Japan

Shares are simultaneously offered in the United States of America.

U.S. Government Income Trust

PART II. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objectives and Basic Nature of the Fund

A. Name of the Fund: Putnam U.S. Government Income Trust (the “Fund”)

B. Goal of the Fund

The Fund seeks as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

C. Authorized Shares

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

D. Form of the Fund

Putnam U.S. Government Income Trust is a Massachusetts business trust organized on November 1, 1983. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest, which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund offers classes of shares with different sales charges and expenses. Only the Fund’s class M shares are currently offered in Japan.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove the Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at least every five years. The most recent shareholder meeting was in 2009.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor’s shares without the investor’s permission and send the investor the proceeds after providing the recordholder of these Fund shares with at least 60 days’ notice to attain the minimum . To the extent permitted by applicable law, the Fund may also redeem shares if investors own more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future investors.

E. Main Investment Strategies

U.S. Government Income Trust

The Investment Management Company invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds); and that have short- to long-term maturities. The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

Under normal circumstances, the Investment Management Company invests at least 80% of the Fund’s net assets in U.S. government securities. The Investment Management Company may invest up to 20% of the Fund’s net assets in mortgage-backed and other asset-backed securities of private (non governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a securities rating agency that is nationally recognized in the U.S. or, if unrated, that the Investment Management Company determines to be of comparable quality. This policy may be changed only after 60 days’ notice to recordholders of Fund shares.

F. Main Risks

It is important for investors to understand that they can lose money by investing in the Fund.

The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The risks associated with bond investments include interest rate risk, which means the prices of the Fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the Fund’s investments may default on payment of interest or principal. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government, and interest rate risk is generally greater for longer-term bonds. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The Fund may have to invest the proceeds from prepaid investments, including mortgage-and asset-backed investments, in other investments with less attractive terms and yields. The Investment Management Company’s use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency.

Please refer to “A. Risk Factor” under the section “3. Investment Risks” below for further detail.

U.S. Government Income Trust

(2) History of the Fund

November 1, 1983: Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of the Trust.

January 10, 1992: Adoption of the Amended and Restated Agreement and Declaration of Trust.

November 12, 2007: Acquisition of the assets of Putnam Limited Duration Government Income Fund through a Merger.

U.S. Government Income Trust

(3) Structure of the Fund

A. Structure of the Fund

Fund
Putnam U.S. Government Income Trust
Distributor's Contract
Trustees (Agreement and Declaration of Trust)
Amended and Restated Investor Servicing Agreement
Principal Underwriter
Putnam Retail Management Limited Partnership (acts as distributor)
Master Custodian Agreement
Investor Servicing Agent
Putnam Investor Services, Inc. (acts as investor servicing agent of the Fund)
Management Contract
Investment Management Company
Putnam Investment Management, LLC (acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Japan Dealer Sales Contract
Agent Company Agreement
Custodian Sub-acconting Agent
State Street Bank and Trust Company (acts as custodian and sub-account agent of the Fund)
Master Sub-accounting Agreement
Distributor in Japan Agent Company
Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (forwarding of sales and repurchase in Japan and rendering of service as
Sub-Management Contr *
Sub-Investments Management Company
Putnam Investment Limited (may act as investment adviser for a portion of the Fund's assets)

*** The Sub-Management Contract became effective January 30, 2010.**

U.S. Government Income Trust

B. Name and role in the Fund’s management by the Investment Management Company and related companies of the Fund, and summary of the agreements, etc.

Name	Role in the management	Summary of the agreement, etc.
of the Fund

Putnam Investment	Investment Management	The Investment Management
Management, LLC	Company	Company has entered into a
Management Contract with the Fund
as of January 1, 2010, which sets out
that the Investment Management
Company provides the Fund with
investment management services
and investment advisory services in
relation to the Fund’s assets.

Putnam Investments Limited	Sub-Investment	The Sub-Investment Management
	Management Company	Company has entered into a
Sub-Management Contract with the
Investment Management Company
effective January 30, 2010 in which
the Sub-Investment Management
Company agrees to act as
sub-investment manager for a
portion of the Fund’s assets.

State Street Bank and Trust	Custodian	The Custodian has entered into the
Company		Master Custodian Agreement with
the Fund as of January 1, 2007,
which sets out that the Custodian
serves as a custodian of the Fund’s
assets.
	Sub-accounting Agent	The Sub-accounting Agent has
entered into the Master
Sub-accounting Agreement with the
Investment Management Company
as of January 1, 2007, which sets out
that such agent serves as a
sub-accounting agent of the Fund.

Putnam Investor Services,	Investor Servicing Agent	The Investor Servicing Agent has
Inc.		entered into the Amended and
Restated Investor Servicing
Agreement with the Fund as of
January 1, 2009, which sets out that
the Investor Servicing Agent
provides all services required by the
Fund in connection with the
establishment, maintenance and
recording of shareholder accounts,
including without limitation, all
related tax and other reporting
requirements, and the
implementation of investment and
redemption arrangements offered in
connection with the sale of the
Fund’s shares.

U.S. Government Income Trust

Putnam Retail Management	Principal Underwriter	The Principal Underwriter has
Limited Partnership		entered into the Distributor’s
Contract with the Fund as of August
3, 2007, which sets out that the
Principal Underwriter distributes the
shares of the Fund.

Mitsubishi UFJ Morgan	Distributor in Japan	The Distributor in Japan has entered
Stanley Securities Co., Ltd.		into the Japan Dealer Sales Contract
with Putnam Retail Management as
of November 25, 1997, which sets
out that the Distributor in Japan
forwards sales and repurchase orders
in Japan to Putnam Retail
Management.

	Agent Company	The Agent Company has entered
into the Agent Company
Agreement with the Fund as of
November 6, 1997, which sets out
that the Agent Company distributes
prospectuses, makes public in Japan
the daily net asset value per share of
the Fund, and distributes any
documents required to be prepared
in accordance with the applicable
laws and regulations of Japan.

C. The Trustees

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Fund’s Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for that purpose, a Trustee may be removed by the vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust,

U.S. Government Income Trust

the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders’ meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances

U.S. Government Income Trust

and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

D. Putnam Investment Management, LLC (Investment Management Company)

a. Law of Place of Incorporation

The Investment Management Company is organized as a limited liability company under the laws of the State of Delaware, U.S.A. on November 29, 2000 Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the U.S. Securities and Exchange Commission (the “SEC”).

b. Outline of the Supervisory Authority

The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

c. Purpose of the Business

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

d. History of the Investment Management Company

The Investment Management Company is one of America’s oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with mutual fund assets of nearly $67.6 billion in aggregate net asset value and nearly 6 million shareholder accounts as of January 31, 2011. An affiliate of the Investment Management Company, The Putnam

U.S. Government Income Trust

Advisory Company LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate of the Investment Management Company, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services, Inc., provides shareholder services to the Putnam funds. Total assets under management by Putnam entities, including assets of mutual funds and other clients, are over $122 billion as of January 31, 2011.

Putnam Investment Management, LLC, Putnam Retail Management, Putnam Investments Limited and Putnam Investor Services, Inc. are subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and of which a majority is owned through a series of subsidiaries by Great-West Lifeco, Inc., a financial services holding company with operations in Canada, the United States and Europe and which is a member of the Power Financial Corporation group of companies.

e. Amount of Capital Stock

(i) Amount of Members’ Equity (as of January 31, 2011)

$92,243,775 (unaudited)

(ii) Number of authorized shares of capital stock

Not applicable.

(iii) Number of outstanding shares of capital stock

Not applicable.

(iv) Amount of Members’ Equity for the past five years

Year	Amount of Members’ Equity

End of 2006	$70,594,104

End of 2007	$117,226,875

End of 2008	$58,526,939

End of 2009	$69,079,977

End of 2010	$82,851,104 *

* The figure is unaudited.

f. Structure of the Management of the Investment Management Company

The Investment Management Company is ultimately managed by its managing member.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees at least 75% of whom are independent, which means they are not an officer of the Fund or affiliated with the Investment Management Company.

The basis for the Trustees’ approval of the Fund’s management contract and sub-management contract is discussed in the Fund’s annual report to shareholders dated September 30, 2010 and filed with the SEC.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis.

g. Information Concerning Major Stockholders

U.S. Government Income Trust

As of January 31, 2011, all the outstanding interests of the Investment Management Company were owned by Putnam Investments, LLC, located at One Post Office Square, Boston, Massachusetts 02109.

(4) Outline Of Laws Regulating The Fund In The Jurisdiction Where Established

The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund has elected and intends to qualify each year to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 – Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the “SEC”), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code

The Fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

U.S. Government Income Trust

f.Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as various state laws regarding the sale of the Fund’s shares.

(5) Outline Of Disclosure System

(a) Disclosure in U.S.A.

(i) Disclosure to Shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

(b) Disclosure in Japan

a. Disclosure Required by Law

(i) Disclosure required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the Shares amounting to more than a certain specific amount in yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire on the electronic disclosure for investors’ NET work regarding disclosure materials such as annual securities report pursuant to the Financial Instruments and Exchange Law of Japan (“EDINET”), etc.

The Distributor or the Sales Handling Company of the Shares shall deliver to the investors a Mandatory Prospectus (which means the prospectus required to be delivered to each investor prior to or concurrently with subscription of Shares pursuant to the provisions of the Financial Instruments and Exchange Law). Further, they shall also deliver to each investor a Prospectus on Request (which means the prospectus required to be delivered upon request from investors pursuant to the provisions of the Financial Instruments and Exchange Law). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance or on EDINET, etc.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies:

If the Investment Management Company conducts the business of offering for subscription of shares of the Fund, it must file in advance certain information relating to the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No. 198, 1951) (hereinafter referred to as the “Investment Trusts Law”). In addition, if the Investment Management Company intends any amendment to the Declaration of Trust of the Fund, or if it intends a merger of the fund with other trust(s), it must file in advance such amendment or merger and the

U.S. Government Income Trust

details thereof with the Commissioner of Financial Services Agency. Further, the Investment Management Company must prepare the Management Report on the described matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

If the Trustees intend to make any amendment to the Agreement and Declaration of Trust of the Fund, the substance of which is important, or if they intend to merge the Fund with other trust(s), they must notify the Japanese Shareholders known to the Fund of the contents of and reasons, etc. for such change or merger in writing no later than 2 weeks prior to such change or merger.

The Japanese Shareholders will be notified of the material facts which would change their position through the Distributor or the Sales Handling Company.

The above described Management Report on the Fund will be sent to the shareholders known in Japan.

(6) Outline Of The Supervisory Authority

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2. INVESTMENT POLICY

(1) Basic Policy for Investment

The Investment Management Company pursues the Fund’s goal to seek as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

Changes in policies. The Trustees may change the Fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(2) Investment Objectives

The Investment Management Company invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds); and that have short- to long-term maturities. The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell

U.S. Government Income Trust

investments. The Investment Management Company may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

Under normal circumstances, the Investment Management Company invests at least 80% of the Fund’s net assets in U.S. government securities. The Investment Management Company may invest up to 20% of the Fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a securities rating agency that is nationally recognized in the U.S. or, if unrated, that the Investment Management Company determines to be of comparable quality. This policy may be changed only after 60 days’ notice to recordholders of Fund shares.

(3) Management Structure of the Fund

THE FUND’S TRUSTEES

As shareholders of a mutual fund, investors have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not an officer of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

THE FUND’S INVESTMENT MANAGER

The Trustees have retained the Investment Management Company, which has managed mutual funds since 1937, to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business.

The basis for the Trustees’ approval of the Fund’s management contract and the sub-management contract described below is discussed in the Fund’s annual report to shareholders dated September 30, 2010 and filed with the SEC.

The Investment Management Company has retained its affiliate the Sub-Investment Management Company to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, Putnam investment professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other

U.S. Government Income Trust

investment services, consistent with local regulations.

Portfolio Managers

The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio manager	Joined	Employer	Positions over past five years
	fund

Rob A. Bloemker	2002	The Investment	Head of Fixed Income, Previously,
		Management	Deputy Head of Investments; Chief
		Company	Investment Officer; Core
		1999-Present	Fixed-Income Team Leader,
			Mortgage and Government
			Specialist; Mortgage Specialist

Daniel S.	2005	The Investment	Investment Specialist
Choquette		Management
		Company
		2002-Present

Michael V. Salm	2007	The Investment	Team Leader, Liquid Markets,
		Management	Previously, Mortgage Specialist
		Company
		1997-Present

Note: The above information is as of the end of February, 2011and may change in the future.

Compensation of portfolio managers. The Investment Management Company’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For the Fund, the Investment Management Company evaluates performance based on the Fund’s peer ranking in the Lipper GNMA Funds Category, which is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

U.S. Government Income Trust

Portfolio Manager	Dollar range of shares owned

Rob A. Bloemker	$10,001 - $50,000

Daniel S. Choquette	$10,001 - $50,000

Michael V. Salm	$100,001 - $500,000

Structure of Fund Management

(a) Investment Team

At the Investment Management Company, a fixed income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

(b) Investment Process

The Fixed Income Team thinks of structured securities as being arrayed along a continuum representing pure interest rate or prepayment risk (agency market) at one extreme and pure credit risk (non-agency market) at the other. Putnam U.S. Government Income Trust seeks to outperform its benchmark, the Barclays Capital GNMA Index, through strategies that target prepayment risk across the below spectrum.

Due to the option-related valuations and extensive structuring of cash flows within the mortgage sectors, sophisticated models and quantitative techniques are essential for relative value and risk measurement. The Fixed Income Team has found that there is generally an over-reliance on industry standard pricing models which are applied without sufficient understanding of the underlying model assumptions or sufficient scrutiny of the validity of the underlying data used. Because of this the Fixed Income Team believes that there is systematic mis-valuation of many of these securities. The Fixed Income Team believes that the depth, strength and specialist focus of our team, along with the intelligent use of our proprietary valuation models, give the Fixed Income Team a competitive advantage in this sector.

(c) Management of Fund Business

U.S. Government Income Trust

Performance and Analytics Team

Independently from the Investment Division, the Performance and Analytics Team executes performance measurement of the Fund, and reports to the Chief of Operations.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk and Portfolio Analysis Group

Independently from the Investment Division, the Investment Management Company has established an independent Risk & Portfolio Analysis Group (“RPAG”) which is charged with identifying, monitoring, and assessing risk factors and controls across Investment Management Company’s investment activities. This group works closely with Investment Division staff, but is part of the Administrative Division and reports to the Investment Management Company’s Chief Financial Officer. This organizational structure facilitates an independent assessment of risk issues as they arise.

Internal and external inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations and provides reports to Senior Management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company’s business operations

U.S. Government Income Trust

(including not only investment compliance, but other key areas such as distribution/sales and operations) are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

Oversight of third parties

Service providers of the Fund (Investor Servicing Agent, Custodian and Sub-Accounting Agent and Principal Underwriter) as described in “1. NATURE OF THE FUND, (3) Structure of the Fund” above, are monitored by the Investment Management Company, through each contract with the relevant service provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. The payment of distributions to Japanese investors will be made around the end of each month by Distributor.

(5) Investment Restrictions:

Except as otherwise specifically designated, the investment restrictions described in this document and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(i) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. (Note)

(ii) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(iii) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

(iv) Purchase or sell commodities or commodity contracts, except that the Fund may

U.S. Government Income Trust

purchase and sell financial futures contracts and options, and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(v) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(vi) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(vii) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(viii) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

(ix) Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except for permitted borrowings.

Note: So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

The Investment Company Act of 1940 provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

In connection with the offering of its shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the Fund will not:

(a) invest more than 15% of its net assets in securities that are not traded on an official financial instruments exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

(b) borrow money in excess of 10% of the value of its total assets;

U.S. Government Income Trust

(c) make short sales of securities in excess of the Fund’s net asset value; and

(d) together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities, and such investments can be made only to the extent they are consistent with the Fund’s policy of investing only in U.S. government securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes if consistent with the Fund’s policy of investing only in U.S. government securities. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund’s goal by investing mainly in U.S. government bonds and securitized debt instruments, although it may also invest in mortgage-backed and asset-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality.

A. Risk Factors

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund’s current dividend rate with its “yield”, which is computed on a yield-to-maturity basis in accordance with the SEC regulations and which reflects amortization of market premiums.

Some investments give the issuer the option to call or redeem an investment before its

U.S. Government Income Trust

maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk. U.S. government investments generally have the least credit risk but are not completely free of credit risk. U.S. government securities that are not backed by the full faith and credit of the United States, such as federal agency bonds, are subject to higher credit risk. Other bonds or securitized debt instruments in which the Fund may invest are subject to varying degrees of risk. These risk factors may include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

Prepayment Risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, or indexes. The Fund may make use of "short" derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, or index. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or outside of the United States) or as a substitute for a direct investment in the securities of one or more issuers. However, the Fund may also choose not to use derivatives, based on the Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide

U.S. Government Income Trust

the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the

U.S. Government Income Trust

underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal

U.S. Government Income Trust

prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time. The Fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that are comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured, and the debtors on such receivables are entitled to the protection of a number of U.S. state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in zero-coupon bonds. These practices may be subject to other risks.

Alternative strategies. At times the Investment Management Company may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily invest some or all of the Fund’s assets using alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Fund’s Trustees may change the Fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Portfolio turnover rate. The Fund's portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund’s assets within a one-year period. From time to time the Fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to

U.S. Government Income Trust

shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

B. Structure of the Risk Management

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring. The Investment Management Company’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the Fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, the Investment Management Company will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

Account restrictions. In addition to enforcing these exchange parameters, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may

U.S. Government Income Trust

determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor’s activity may not have been detected by the Fund’s current monitoring parameters.

Limitations on the Fund’s policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund’s policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

4. FEES, ETC. AND TAX

(1) Sales Charge

The sales charge in Japan shall be 3.15% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). The public offering price means the amount calculated by dividing the net asset value by (1 - 0.0325) and rounded to three decimal places. Please refer to “II. Management and Administration, 1. SUBSCRIPTION (SALES) PROCEDURES” hereof.

(2) Redemption Fee

A deferred sales charge of 0.40% may apply to Class M shares purchased without an initial sales charge outside of Japan for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current net asset value (“NAV”). Shares not subject to any charge will be redeemed first, followed by

U.S. Government Income Trust

shares held longest. Investors may sell shares acquired by reinvestment of distributions without a sales charge at any time.

(3) Management Fees, etc.:

A. Management Fee

Under a management contract effective January 1, 2010, the Fund pays a monthly fee to the Investment Management Company at an annual rate (as a percentage of the Fund’s average net assets for the month) that varies based on the average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding assets that are invested in other Putnam funds) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.550% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.450% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.400% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.350% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.330% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.320% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.315% of any excess thereafter.

Under the Fund’s prior management contract dated August 3, 2007, the Fund paid a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.57% of the first $500 million of average net assets;

0.475% of the next $500 million of average net assets;

0.4275% of the next $500 million of average net assets; and

0.38% of any excess over $1.5 billion of average net assets.

For the past three fiscal years, pursuant to the applicable management contract, the Fund incurred the following fees:

Fiscal Year	Management fee paid	Amount of management	Amount management
		fee waived	fee would have been
			without waivers

2010	$5,486,775	$292,298	$6,139,073

2009	$5,416,550	$630,231	$6,046,781

2008	$6,341,539	$146,604	$6,488,143

Fund-specific expense limitation. Effective August 1, 2009 through July 31, 2010, the Investment Management Company and the Board of Trustees of the Fund agreed to replace the Lipper category expense limitation applicable to all funds and the custom Lipper expense limitation applicable to certain funds with, among other expense limitations, a new expense limitation arrangement under which the Investment Management Company waived management fees of the Fund to the extent that the management fee otherwise exceeded 0.412% of the Fund’s average net assets.

B. Sub-Investment Management Company Fee

Pursuant to the terms of a sub-management agreement between the Investment Management Company and the Sub-Investment Management Company, the Investment

U.S. Government Income Trust

Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the Fund, if any, managed by the Sub-Investment Management company from time to time.

C. Custodian Fee and Charges of the Investor Servicing Agent

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the Fund’s Custodian. State Street is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s Non-U.S. custody manager, providing reports on Non-U.S. securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund’s assets to secure charges and advances made by it. The Fund may from time to time enter into brokerage arrangements that reduce or recapture Fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its custodian.

Putnam Investor Services, Inc., located One Post Office Square, Boston, MA 02109, is the Fund’s Investor Servicing Agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to Putnam Investor Services, subject to certain limitations, is based on the Fund’s retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Through at least June 30, 2011, investor servicing fees for the Fund will not exceed an annual rate of 0.375% of the Fund’s average assets.

During the 2010 fiscal year, the Fund incurred $2,168,270 in fees for investor servicing provided by Putnam Investor Services, Inc.

D. Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investment.

Putnam Retail Management makes quarterly payments to MUMS and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom MUMS and other dealers are designated as the dealer of record.

The Fund makes payments under the Class M distribution plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the Fund’s Class M shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers. Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts. Putnam Retail Management may suspend or modify its payments to dealers.

For the fiscal year ending September 30, 2010, the Fund paid 12b-1 fees under the distribution plan of $143,550 to Putnam Retail Management for Class M shares.

U.S. Government Income Trust

(4) Other Expenses

The Fund pays all expenses not assumed by the Investment Management Company, including Trustees’ fees, auditing, legal, custodial and shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimburses the Investment Management Company for administrative services during fiscal 2010, including compensation and related expenses of certain Fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $68,641 for fiscal 2010, of which $58,443 represents a portion of total reimbursement for compensation and contributions.

Portfolio turnover. The Fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 515%.

The Investment Management Company places all orders for the purchases and sale of portfolio investments for the Fund, and buys and sells investments for the Fund, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the Fund’s portfolio transactions, the Investment Management Company uses its best efforts to obtain for the Fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions. During fiscal 2008, 2009 and 2010, the Fund paid $373,248, $151,554 and $156,462 in brokerage commissions, respectively.

Portfolio holdings. For more specific information on the Fund’s portfolio, investors may visit the Putnam Investments website, www.putnam.com/individual, where the Fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the Fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund’s other affairs and business.

The table below shows the value of each Trustee’s holdings in the Fund and in all of the Putnam Funds as of December 31, 2010.

Name of Trustee	Dollar range of Putnam U.S.	Aggregate dollar range of
	Government Income Trust	shares held in all of the
	shares owned	Putnam funds overseen by
Trustee

Ravi Akhoury	$1-$10,000	over $100,000

U.S. Government Income Trust

* Barbara M. Baumann	$1-$10,000	over $100,000

Jameson A. Baxter	$10,001-$50,000	over $100,000

Charles B. Curtis	$50,001-$100,000	over $100,000

Robert J. Darretta	$1-$10,000	over $100,000

** Myra R. Drucker	$1-$10,000	over $100,000

John A. Hill	over $100,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	over $100,000

George Putnam, III	$10,001-$50,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000

*** Robert L. Reynolds	$1-$10,000	over $100,000

* Ms. Baumann was elected to the Board of Trustees on July 1, 2010.

** Ms. Drucker retired from the Board of Trustees of the Putnam Funds on January 30, 2011.

*** Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of the Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during the Fund’s most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	11

Board Policy and Nominating Committee	9

Brokerage Committee	7

Communications, Service and Marketing Committee +	2

Contract Committee	12

Distributions Committee	10

Executive Committee	1

Investment Oversight Committees	-

Investment Oversight Committee A	9

Investment Oversight Committee B	9

Investment Oversight Committee C +	8

U.S. Government Income Trust

Investment Oversight Committee D +	8

Investment Oversight Committee E +	8

Investment Oversight Coordinating Committee +	4

Pricing Committee	8

+ As of July 1, 2010, the Board’s committee structure changed, resulting in the elimination of these committees.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2010, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2010:

Trustees/Year	Aggregate	Pension or	Estimated annual	Total
	compensation	retirement	benefits from all	compensation
	from the Fund	benefits accrued	Putnam funds	from all Putnam
		as part of Fund	upon retirement	funds (2)
		expenses	(1)

Ravi	$6,253	N/A	N/A	$284,500
Akhoury/2009

Barbara M.	$1,124	N/A	N/A	$109,500
Baumann/2010
(3)

Jameson A.	$6,359	$914	$110,500	$289,500
Baxter/1994 (4)

Charles B.	$6,148	$633	$113,900	$279,500
Curtis/2001

Robert J.	$6,359	N/A	N/A	$289,500
Darretta/2007

Myra R.	$6,359	N/A	N/A	$289,500
Drucker/2004 (4)
(6)

John A.	$7,479	$1,555	$161,700	$346,063
Hill/1985 (4)(5)

Paul L.	$6,359	$611	$113,400	$289,500
Joskow/1997 (4)

Elizabeth T.	$5,234	$1,223	$108,000	$180,000
Kennan/1992 (4)
(6)

Kenneth R.	$6,359	N/A	N/A	$289,500
Leibler/2006

Robert E.	$6,359	$879	$106,500	$289,500
Patterson/1984

George Putnam,	$6,359	$804	$130,300	$289,500
III/1984

W. Thomas	$6,155	$698	$107,100	$289,500
Stephens/1997
(7)

Richard B.	$6,148	N/A	N/A	$279,500
Worley/2004 (6)

Robert L.	N/A	N/A	N/A	N/A
Reynolds/2008

U.S. Government Income Trust

(8)

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2010, there were 104 funds in the Putnam family.

(3) Ms. Baumann was elected to the Board of Trustees of the Putnam funds on July 1, 2010.

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2010, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $22,325; Ms. Drucker - $7,358; Mr. Hill - $80,880; Dr. Joskow - $19,902; and Dr. Kennan - $2,624.

(5) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Putnam funds.

(6) Dr. Kennan, Mr. Worley and Ms. Drucker retired from the Board of Trustees of the Putnam funds on June 30, 2010, December 14, 2010 and January 30, 2011, respectively. Upon Dr. Kennan’s retirement, she became eligible to receive annual retirement benefit payments from the funds commencing on January 15, 2011.

(7) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(8) Mr. Reynolds is an “interested person” of the Fund, Putnam Management and/or Putnam Retail Management.

Under a Retirement Plan for Trustees of the Putnam funds (the “Plan”), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For the fiscal year ending on September 30, 2010, the Fund paid $5,423,450 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan:

The Fund qualifies as a “bond investment trust”. On that basis, the tax treatment of shareholders in Japan shall be as follows:

(1) Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by a

U.S. Government Income Trust

Fund to individual Japanese shareholders will be subject to separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% residential tax)), there will be no additional tax to be levied other than the withholding tax. In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% residential taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office. The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income do not apply.

(4) In general, distributions from the Fund are subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly designated “capital gain dividends”, “interest-related dividends”, and “short-term capital gain dividends” ( as such terms are defined under the United States Internal Revenue Code of 1986, as amended “Code”) will generally not be subject to withholding of U.S. federal income tax. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain “U.S. real property interests.” Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method,” so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) Capital gains and losses arising from purchase and sale, and repurchase of the shares, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual shareholders for their capital gains.

The Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT PORTFOLIO

(1) Diversification of Investment Portfolio

Please see the tab “Diversification” in EXCEL.

(2) Investments Assets:

(a) Names of Major Portfolio:

Please see the tab “Top 30” in EXCEL.

(b) Investment Real Estate:

U.S. Government Income Trust

Not applicable (as of the end of January 2011).

(c) Other Major Investment Assets:

Not applicable (as of the end of January 2011).

(3) Results of Past Operations:

a. Record of Changes in Net Assets:

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January 2011 is as follows.

Please see the tab “NAV” in EXCEL.

b. Record of Distributions Paid:

Please see the tab “Dividend” in EXCEL.

Note: Record of distribution paid during the period from January 1999 through February 2011 is as follows:

Please see the tab “Div. history” in EXCEL.

c. Record of Annual Return (recent ten years):

Please see the tab “Annual Return” in EXCEL.

(4) Record of Sales and Redemption

Please see the tab “Sales & Red” in EXCEL.

II. MANAGEMENT AND ADMINISTRATION

1. SUBSCRIPTION (SALES) PROCEDURES

(a) Sales in the United States

Investors residing in the U.S. can open a Fund account and purchase the Fund’s shares by contacting their financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the Fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if investors make regular investments weekly, semi-monthly, or monthly through automatic deductions from their bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investor’s financial representative or Putnam Investor Services generally must receive an investor’s completed buy order before the close of regular trading on the NYSE for an investor’s shares to be bought at that day’s offering price.

If investors participate in a retirement plan that offers the Fund, investors may consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

U.S. Government Income Trust

The Fund must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open the fund accounts of such investors. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening the investor’s account, the Fund reserves the right to close such account.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

While the Fund no longer issues certificates for Fund shares, previously issued share certificates remain valid.

Purchase additional shares. Once an investor residing in the U.S. has an existing account, an investor can make additional investments at any time in any amount in the following ways:

Through a financial representative. The investor’s representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge such investor for its services.

Through Putnam’s Systematic Investing Program. The investor can make regular investments weekly, semi-monthly or monthly through automatic deductions from such investor’s bank checking or savings account.

Via the Internet or phone. If investors have an existing Putnam fund account and have completed and returned an Electronic Investment Authorization Form, investors can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. Investors may also request a book of investment stubs for their accounts. Investors would complete an investment stub and write a check for the amount they wish to invest, payable to the Fund, then return the check and investment stub to Putnam Investor Services.

By wire transfer. Investors may buy Fund shares by bank wire transfer of same-day funds. They would call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. The investor’s bank may charge such investor for wiring same-day funds. Although the Fund's designated bank does not currently charge an investor for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only Class M shares are offered in Japan. Here is a summary of Class M shares:

- Initial sales charge of up to 3.25% (sales charges will differ for shares purchased in Japan)

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on

U.S. Government Income Trust

certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than Class B or Class C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than Class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to Class A shares, so future 12b-1 fees do not decline over time

- Orders for Class M shares of one or more Putnam funds, other than Class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of Class A shares (not offered in Japan), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether Class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for Class M shares

Amount of purchase at offering	Class M sales charge as a percentage of *

price ($)	Net amount invested	Offering price **

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 and above	None	None

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges investors pay may be more or less than these percentages.

** Offering price includes sales charge.

Reducing the class M sales charge

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on Class M shares, often referred to as “breakpoint discounts”:

Right of accumulation. Investors can add the amount of their current purchases of Class M shares of the Fund and other Putnam funds to the value of the investors’ existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For their current purchases, investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of the investor’s current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor’s existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if an investor purchased the shares after December 31, 2007, the initial value of the total purchases or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that an investor has redeemed.

Statement of intention. A statement of intention is a document in which investors agree to make purchases of Class M shares in a specified amount within a period of 13 months. For

U.S. Government Income Trust

each purchase investors make under the statement of intention, investors will pay the initial sales charge applicable to the total amount investors have agreed to purchase. While a statement of intention is not a binding obligation on investors, if investors do not purchase the full amount of shares within 13 months, the Fund will redeem shares from an investor’s account in an amount equal to the difference between the higher initial sales charge investors would have paid in the absence of the statement of intention and the initial sales charge investors actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

- Individual accounts

- Joint accounts

- Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

- Shares of Putnam funds owned through accounts in the name of an investor’s dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

- Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representative at the time investors purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor’s financial representative may ask for records or other information about other shares held in an investor’s accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions.

Distribution and service (12b-1) plans. Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses.

The Fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class M shares. The Trustees currently limit payments on Class M shares to 0.50% of average net assets. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to Class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of the Fund attributable to class M shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment.

Payments to dealers. If investors purchase their shares through a dealer, their dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a

U.S. Government Income Trust

dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by investors or the Fund.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The Fund’s transfer agent may also make payments to certain dealers in recognition of sub accounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

Dealers may charge investors fees or commissions in addition to those disclosed in this document. Investors can also ask their dealer about any payments it receives from Putnam Retail Management and its affiliates and any services their dealer provides, as well as about fees and/or commissions it charges.

An investor may be eligible to buy class M shares at reduced sales charges.

For fiscal 2008, 2009 and 2010, Putnam Retail Management received $8,373, $22,469 and $72,964, respectively, in sales charges for Class M shares, of which it retained $788, $2,229 and $7,586, respectively after dealer concessions.

(b) Sales in Japan

In Japan, Shares of the Fund are offered on any Fund Business Day and any business day of the Distributor in Japan during the Subscription Period mentioned in “(7) Period of Subscription, Part I. Information Concerning Securities” of a securities registration statement

U.S. Government Income Trust

pursuant to the terms set forth in “Part I. Information Concerning Securities” of the relevant securities registration statement. The Distributor or the Sales Handling Company shall provide to the investors an Agreement Concerning a Foreign Securities Transactions Account and other agreements (the “Account Agreement”) and receive from such investors an application for requesting the opening of a transactions account under the Account Agreement. Purchases may be made in the minimum investment amount of 100 shares and in integral multiples of 100 shares.

The issue price for Shares shall be, in principle, the net asset value per Share next calculated on the day on which the Fund receives such application. The Trade Day in Japan is the day when the Distributor confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3.15% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1 -0.0325) and rounded to three decimal places.

Payment of purchase price shall be made in yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Distributor or Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Company can agree.

In addition, the Distributor or the Sales Handling Company in Japan who are members of the Japan Securities Dealers’ Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” contained in the “Regulations Concerning the Transactions of Foreign Securities” established by the Association.

2. REDEMPTION PROCEDURES

(a) Redemption or exchange in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through their financial representative or directly to the Fund. Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors residing in the U.S. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When an investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor has exchanged the shares that would result in the investor paying the highest deferred sales charge applicable to the investor’s class of shares. For purposes of computing the deferred sales charge, the length of time investors have owned their shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through an investor’s financial representative. An

U.S. Government Income Trust

investor’s representative must receive the investor’s request in proper form before the close of regular trading on the NYSE for them to receive that day’s NAV, less any applicable deferred sales charge. An investor’s representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge investors for his or her services.

Selling or exchanging shares directly with the Fund. Putnam Investor Services must receive investors’ requests in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.

By mail. Investors may send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares they want to sell or exchange, investors must return them unendorsed with their letter of instruction.

By telephone. Investors may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for the investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet. Investors may also exchange shares via the Internet at www.putnam.com/individual.

Shares held through an investor’s employer’s retirement plan. For information on how to sell shares of the Fund that were purchased through an investor’s employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Selling shares by check. If investors would like to use the Fund’s check-writing service, they would mark the proper box on the application or authorization form and complete the signature card (and, if applicable, the resolution). The Fund will send investors checks when it receives these properly completed documents. Investors can then make the checks payable to the order of anyone. The Fund will redeem a sufficient number of full and fractional shares in an investor’s account at the next NAV that is calculated after the check is accepted to cover the amount of the check and any applicable deferred sales charge. The minimum redemption amount per check is $250. Currently, Putnam is waiving this minimum.

The use of checks is subject to the rules of the Fund’s designated bank for its checking accounts. If investors do not have a sufficient number of shares in their account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine an investor’s account’s value in advance, investors should not write a check for the entire value of their account or try to close their account by writing a check. The Fund may change or end check-writing privileges at any time without notice. The check-writing service is not available for tax-qualified retirement plans, or if there are certificates for investors’ shares.

Additional requirements. In certain situations, for example, if investors sell shares with a

U.S. Government Income Trust

value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, investors are asked to contact Putnam Investor Services.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject the investor’s exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds.

A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Payment information. The Fund generally sends investors’ payment for their shares the business day after their request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities laws. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor’s shares without the investor’s permission and send the investor the proceeds after providing the investor with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

(b) Redemption in Japan

Shareholders in Japan may at any time request redemption of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund Business Day that is a business day of the Distributor in Japan. The redemption shall be made in integral multiples of 1 share.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the redemption request from the Distributor, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Distributor or the Sales Handling Company pursuant to the Account Agreement or, if the Distributor or the Sales Handling Company agree, in dollars. The payment for redemption proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

(c) Suspension of Redemption

The Fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange is closed for other than customary weekends or holidays, or unless permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any

U.S. Government Income Trust

emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

3. OUTLINE OF MANAGEMENT, ETC. OF ASSETS

(1) Valuation of assets

The price of the Fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or a dealer selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(2) Custody of Shares

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of MUMS.

(3) Duration

Unless terminated, the Fund shall continue without limitation of time.

(4) Fiscal Year

The accounts of the Fund will be closed each year on September 30.

(5) Miscellaneous:

A. Liquidation

The Fund may be terminated at any time by vote of Shareholders holding at least 66

U.S. Government Income Trust

2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

B. Procedures Relating to the Changes to the Deed and the Amendments to the Agreements with the Related Companies, etc.

(a) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust do not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and sent to the Japanese Shareholders.

(b) Bylaws:

The bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(c) Management Contract:

The Management Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and the Management Contract shall not be amended unless approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the SEC or its staff.

(d) Sub-Management Contract

The Sub-Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on 30 days’ written notice. The Sub-Management Contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(e) Master Custodian Agreement:

U.S. Government Income Trust

The Master Custodian Agreement with State Street Bank and Trust Company may be modified or amended from time to time by mutual written agreement of the parties thereto. It shall continue in full force and effect for an initial term of four (4) years from the date of execution, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days’ prior written notice to the other of its intent not to renew. If such agreement is terminated, the Custodian shall, at reasonable request of the Fund, and subject to the consent of the Custodian, continue to provide services thereunder for a period not exceeding ninety (90) days from the termination date.

(f) Master Sub-accounting Agreement

The Master Sub-accounting Agreement became effective January 1, 2007 and remains in full force for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year term, unless either party gives 180 days’ prior written notice to the other of its intent not to renew. This agreement shall be modified or amended from time to time by mutual written agreement of the parties to this agreement.

(g) Amended and Restated Investor Servicing Agreement:

The Amended and Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

(h) Distributor’s Contract:

The Distributor’s Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment. The Distributor’s Contract may be amended only if such amendment be approved either by action of the Trustees of the Fund or at a meeting of the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distributor’s Contract shall remain in full force and effect continuously (unless terminated automatically as set forth above or terminated in accordance with the following paragraph) through June 30, 2008, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (I) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of Putnam, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party may at any time terminate the Distributor’s Contract by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action may be taken either (I) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of the Distributor’s Contract pursuant to the above will be without the payment of any penalty.

(i) Agent Company Agreement:

The Agent Financial Instruments Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party thereto, to the addresses listed therein, subject to the appointment of a successor agent financial instruments company for the Fund in Japan insofar as such appointment is required in Japan.

U.S. Government Income Trust

(j) Japan Dealer Sales Contract:

Either party thereto may terminate the Japan Dealer Sales Contract, without cause, upon 30 days’ written notice to the other party. Either party thereto may also terminate the Japan Dealer Sales Contract for cause upon the violation by the other party of any of the provisions thereof, such termination to become effective on the date such notice of termination is mailed to the other party.

C. Issue of Warrants, Subscription Rights, etc.

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

D. How Performance Is Known

Fund advertisements may, from time to time, include performance information. “Yield” is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a “yield-to-maturity” basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

“Total return” for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, three-year, five-year and ten-year periods ended September 30, 2010, the average annual total return for Class M shares of the Fund was 5.56%, 8.23%, 6.56% and 5.61%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% (in Japan, 3.40% (3.25% before consumption tax)) for Class M shares. A deferred sales charge of up to 0.40% on Class M shares may be imposed on certain redemptions of shares bought without an initial sales charge. The 30-day SEC yield (without expense limitation) for the Class M shares of the Fund for the period ended September 30, 2010 was 3.11%.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund’s investment objective and policies. These factors should be considered when comparing the Fund’s investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

U.S. Government Income Trust

4. INFORMATION CONCERNING RIGHTS OF SHAREHOLDERS, ETC.

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company cannot exercise directly their Shareholder rights because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Distributor or the Sales Handling Company exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Company.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Company may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Redemption rights

Shareholders are entitled to request redemption of Shares at their net asset value at any time.

(iii) Rights to receive dividends

Shareholders are entitled to receive any distribution from net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose to reinvest distributions, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts, the accounting books at the discretion of a court having jurisdiction over the Fund and the minutes of any shareholders’ meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

U.S. Government Income Trust

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at the time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in U.S.A.

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome,
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Management Company with full power of substitution and revocation, to represent and act for and in the name, place and stead of the Management Company or the Fund in Japan for the purpose of; (i) the receipt of any and all communications, claims, actions, proceedings and processes against the Management Company or the Fund as to matters involving problems under laws including Luxembourg Laws and Japanese laws and the rules and regulations of the JSDA and (ii) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and redemption in Japan of the Shares of the Fund.

The agent for the continuous disclosure, etc. with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned and the agent with the Financial Services Agency is as follows:

Ken Miura
Attorney-at-Law
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi, 2-chome,
Chiyoda-ku, Tokyo

(4) Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Shares of the Fund acquired by Japanese investors.

Tokyo District Court
1-4, Kasumigaseki 1-chome,
Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III. FINANCIAL CONDITIONS OF THE FUND

U.S. Government Income Trust

1. FINANCIAL STATEMENT

2. CURRENT CONDITIONS OF THE FUND

Statement of Net Assets

Please see the tab “Current NAV” in EXCEL.

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN
INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., One Post Office Square, Boston, MA 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or the Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. There are no annual shareholders’ meetings. A shareholders’ meeting will be held at least every five years. Special shareholders’ meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted

U.S. Government Income Trust

PART III. SPECIAL INFORMATION
I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is same as the description in “Part II. Information on the Fund, I. Description of the Fund, 1. Nature of the Fund, (3) Structure of the Fund, D. Investment Management Company” in Part I above.

2. DESCRIPTION OF BUSINESS AND OUTLINE OF OPERATION

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2011, the Investment Management Company managed, advised, and/or administered the following 104 funds and fund portfolios (having an aggregate net asset value of nearly $68 billion).

Name of	Principal characteristics	Number of funds	Total Net Asset Value
country			($million)

U.S.A.	Closed End Bond	5	$2,606.17

	Open End Balanced	15	$16,556.78

	Open End Bond	35	$24,978.31

	Open End Equity	49	$23,439.07

	Total	104	$67,580.33

3. FINANCIAL CONDTIONS OF THE INVESTMENT MANAGEMENT COMPANY

Deloitte & Touche LLP (the independent auditor of the Investment Management Company) is responsible for the contents of this part

Japanese translation of fiscal 2009 and 2008 are attached to the Japanese version of the Securities Registration Statement.

4. RESTRICTION ON TRANSACTIONS WITH INTERESTED PARTIES:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s prospectus and is consistent with the Fund’s current compliance policy pursuant to rule 17a-7 under the 1940 Act.

5. MISCELLANEOUS

(1) Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

U.S. Government Income Trust

(2) Election and Removal of Officers

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provides certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(4) Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters

(i) The Limited Liability Company Agreement may be amended, under Delaware Law, by appropriate Members’ vote.

(ii) Under the Limited Liability Company Agreement, transfer of business requires a vote of all Members entitled to vote thereon.

(iii) The Investment Management Company has no direct subsidiaries.

(5) Litigation, etc.

Regulatory matters and litigation

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from the Investment Management Company to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. The Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on the Investment Management Company’s ability to provide investment management services. In addition, the Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

U.S. Government Income Trust

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. NAMES, AMOUNT OF CAPITAL AND DESCRIPTION OF BUSINESS

(1) “Investor Servicing Agent”

Name:	Putnam Investor Services, Inc. (Includes Parent Company
Relationship as a component of equity.)

Amount of Capital	US$147,657,021 (unaudited) (JPY12.1 billion) as of the end of
December 2010

Description of Business:	Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam
Investments, LLC, parent of the Investment Management
Company. Putnam Investor Services, Inc. has been providing
paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception.

(2) “Custodian” “Sub-accounting Agent”

Name:	State Street Bank and Trust Company

Amount of Capital	US$16,696.82 million (JPY1,371.3 billion) as of the end of
December 2010

Description of Business:	State Street Bank and Trust Company is a Massachusetts trust company and a principal bank subsidiary of State Street
Corporation, which is a financial holding company organized
under the laws of the Commonwealth of Massachusetts.

(3) “Principal Underwriter”

Name:	Putnam Retail Management Limited Partnership

Amount of Capital	US$41,064,222 (unaudited) (JPY3.4 billion) as of the end of
December 2010

Description of Business:	Putnam Retail Management Limited Partnership is the Principal
Underwriter of the shares of Putnam funds, including the Fund.

(4) “Sub-Investment Management Company”

Name:	Putnam Investments Limited

Amount of Capital	US$33,971,634 (unaudited) (JPY2.8 billion) as of the end of
December 2010

Description of Business:	Putnam Investments Limited is a United Kingdom corporation
and is a wholly-owned subsidiary of Putnam Investments, LLC, parent company of the Investment Management Company.
Putnam Investments Limited provides a full range of
international investment advisory services to institutional and retail clients.

(5) “Distributor in Japan” “Agent Company”

Name:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.

Amount of Capital:	JPY3 billion as of the end of January 2011

Description of Business:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. engages in the type 1 financial instrument business under the Financial
Instruments and Exchange Law.

U.S. Government Income Trust

2. OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(1) “Investor Servicing Agent”

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

(2) “Custodian” “Sub-accounting Agent”

State Street Bank and Trust Company provides custody services for the Fund’s assets to the Fund.

(3) “Principal Underwriter”

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

(4) “Sub-Investment Management Company”

Putnam Investments Limited provides investment advisory services for a portion of the Fund’s assets as determined by Putnam Investment Management, LLC.

(5) “Distributor in Japan” “Agent Company”

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. acts as a Distributor in Japan and Agent Financial Instruments Company for the Fund in connection with the offering of shares in Japan.

3. CAPITAL RELATIONSHIP

100% of the interest in Putnam Investment Management, LLC and Putnam Investments Limited are held by Putnam Investments, LLC as of the date hereof.

III. OUTLINE OF INVESTMENT FUND SYSTEM

OUTLINE OF THE SYSTEM OF BUSINESS TRUSTS IN MASSACHUSETTS

Same as those in DIT filed on March 31, 2011.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued ) are as follows:

A. Front

(a) Name of the Fund

(b) Number of shares represented

(c) Signatures of the Chairman and Transfer Agent

(d) Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

B. Back

(a) Space for endorsement

(b) Description concerning delegation of transfer agency

V. MISCELLANEOUS

U.S. Government Income Trust

(1) The logos and ornamental design may be used and the formation of the Fund and the date when Japanese Prospectuses are available may be described on the cover pages of Japanese Prospectuses.

(2) (There are two kinds of Japanese Prospectuses.) Mandatory Prospectuses may be named "Toushishintaku Setsumeisho (Kofu-Mokuromisho)" in Japanese and Prospectuses on Request may be named "Toushishintaku Setsumeisho (Seikyu-Mokuromisho)" in Japanese.

(3) The followings may be described in the Prospectuses:

(i) that the Prospectuses are in accordance with Article 13 of Financial Instruments and Exchange Law of Japan;

(ii) that investors are to read the Prospectuses carefully before their application for subscription;

(iii) that Prospectuses on Request including the detailed information concerning the Fund will be delivered by the Distributor upon request by investors;

(iv) that Prospectuses on Request can be available for review on the Distributor's web site;

(v) that only the summary of investment restrictions is described in Mandatory Prospectuses, the detailed information on investment restrictions is described in Prospectuses on Request and that the Securities Registration Statement of the Fund which is disclosed on the EDINET website at http://info.edinet-fsa.go.jp/; and

(vi) that the stipulation of Article 37-6 (the so-called "cooling-off") of the Financial Instruments and Exchange Law does not apply to transactions to be made in relation to the Fund.

U.S. Government Income Trust

[MHM Final DRAFT]
[3/31/11]
[Translation]

Filed Document:	Annual Securities Report

Filed with:	The Director of Kanto Local Finance Bureau

Filing Date:	March 31, 2011

Fiscal Year:	The 16th Term
(From October 1, 2009
To September 30, 2010

Name of the Reporting Fund:	Putnam U.S. Government Income Trust

Name of the Issuer:	Putnam U.S. Government Income Trust

Name and Official Title of	Jonathan S. Horwitz
Representative of Company:	Executive Vice President, Treasurer,
Principal Executive Officer and Compliance
Liaison

Address of Principal Office:	One Post Office Square, Boston
Massachusetts 02109U.S.A

Name and Title of Reporting Agent:	Ken Miura
Attorney-at-law

Address or Place of Business:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi ParkBuilding
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

U.S. Government Income Trust

Places where a copy of this Annual	Not applicable.
Securities Report is available
For Public Inspection:

Note 1: U.S. amount is translated into Japanese Yen at the rate of U.S.$1.00=JPY82.13 (hereinafter referred to as “Dollar” or “$”), the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd., for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2011.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the “total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

Note 3: In this document, “fiscal year” refers to a year from October 1 to September 30 of the following year.

U.S. Government Income Trust

PART I. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

The same information as PART II., I. DESCRIPTION OF THE FUND of the Securities Registration Statement attached hereinbefore.

II. MANAGEMENT AND ADMINISTRATION

The same information as PART II., II. MANAGEMENT AND ADMINISTRATION of the Securities Registration Statement attached hereinbefore.

III. FINANCIAL CONDITIONS OF THE FUND

The same information as PART II., III. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement attached hereinbefore.

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN
INVESTMENT TRUST SECURITIES

The same information as PART II., IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST SECURITIES of the Securities Registration Statement attached hereinbefore.

PART II. SPECIAL INFORMATION

I. OUTLINE OF MANAGEMENT COMPANY

The same information as PART III., I. OUTLINE OF MANAGEMENT COMPANY of the Securities Registration Statement attached hereinbefore.

II. OUTLINE OF THE OTHER RELATED COMPANY

The same information as PART III., II. OUTLINE OF THE OTHER RELATED COMPANY of the Securities Registration Statement attached hereinbefore.

III. OUTLINE OF INVESTMENT FUND SYSTEM

The same information as PART III., III. OUTLINE OF INVESTMENT FUND SYSTEM of the Securities Registration Statement attached hereinbefore.

IV. REFERENCE INFROMATION

The following documents were filed with the Director of Kanto Local Finance Bureau.

March 31, 2010: Securities Registration Statement Annual Securities Report (The 15th FY)

April 1, 2010: Extraordinary Report

June 30, 2010: Semi-annual Report (during the 16th term) Amendment to SRS

U.S. Government Income Trust

V. MISCELLANEOUS

Not applicable.

U.S. Government Income Trust